Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Raystream Inc., (the “Company”) on Form 10-K/A for the year ended April 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian Petersen, Chief Executive Officer and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

 1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 6, 2012

/s/ Brian Petersen
By:	Brian Petersen
Title:	Chief Executive Officer and
Chief Financial Officer